Discussion of
Second-Quarter 2009 Results

Redefining **High** Definition

August 4, 2009
Conference Call
and Webcast

Participants
❑ Chanda Hughes
 Coordinator, Investor Relations
❑ Abe Reichental
 President & Chief Executive Officer
❑ Damon Gregoire
 Vice President & Chief Financial Officer
❑ Bob Grace
 Vice President & General Counsel

Welcome Webcast Viewers
❑ To listen to the conference via phone and to ask questions during our Q&A session, please dial:
 ■ 1-888-336-3485 in the United States
 ■ 1-706-634-0653 from outside the United States
 ■ Confirmation Code: 20863398

Forward-Looking Statements
Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms
“believes,” “belief,” “estimates,” “expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings “Forward-Looking Statements,” “Cautionary Statements and Risk Factors,”
and “Risk Factors” that appear in the company’s periodic filings with the Securities and Exchange
Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

Operating Results
Abe Reichental
President & CEO

Factors Shaping 2Q09 Results
2Q09 vs 1Q09 Revenue Growth
	U.S.	Europe	AP	Total
Systems	28%	14%	15%	21%
Materials	16%	16%	(20%)	10%
Service	(17%)	(7%)	(50%)	(17%)
	7%	7%	(23%)	3%

❑ Total systems’ revenue increased sequentially by $1.0 million
❑ Total materials’ sales grew by $1.1 million sequentially
❑ We commenced commercial shipments of our V-Flash® Desktop Printer to favorable marketplace acceptance
 ■ Commercial V-Flash® activities negatively affected our total gross profit margin by 2.1 percentage points for the quarter
❑ Service revenue declined sequentially by 17% to $7.1 million primarily as a result of a significant drop in maintenance and warranty revenue, reflecting the trailing 12-month cumulative impact of the decline in large-frame systems revenue that began during the first quarter of 2008

	Q308	Q408	Q109	Q209
Total Operating Expenses	$14.3	$13.9	$12.1	$11.7
Gross Profit Margin	40%	44%	44%	44%
Cash	$18.1	$22.2	$23.4	$24.0
Inventory	$23.9	$21.0	$19.9	$19.1
Factors Shaping 2Q09 Results
❑ We improved gross profit margin and reduced net loss for the second quarter of 2009 on lower revenue and lower operating expenses
❑ We reduced our net loss by 60% on a 33% revenue decline for the second quarter of
 2009, reflecting the positive impact of our ongoing cost-control and profit-improvement efforts
❑ Our net loss of $1.3 million included $2.1 million of non-cash expenses
❑ We improved our cash position for the third consecutive quarter
 ■ For the first six months of 2009, we generated $1.8 million of net cash and finished the period with $24.0 million of available cash

Damon Gregoire
Vice President & CFO

Redefining High Definition

Financial Review

Second-Quarter 2009 Operating Results
($ Millions except per share amounts)
Operating Results	Second Quarter		% Change
	2009	2008	Favorable (Unfavorable)
Revenue	$24.7	$36.7	(33%)
Gross Profit	$10.8	$13.6	(20%)
% of Revenue	44%	37%
Operating Expenses	$11.7	$16.1	28%
% of Revenue	47%	44%
Net Loss	($1.3)	($3.3)	60%
Depreciation & Amortization	$1.4	$1.8	20%
% of Revenue	6%	5%
Fully Diluted Loss Per Share	($0.06)	($0.15)	60%

Six Months 2009 Operating Results
($ Millions except per share amounts)
Operating Results	Six Months		% Change
	2009	2008	Favorable (Unfavorable)
Revenue	$48.7	$68.4	(29%)
Gross Profit	$21.3	$26.3	(19%)
% of Revenue	44%	38%
Operating Expenses	$23.8	$32.8	28%
% of Revenue	49%	48%
Net Loss	($3.4)	($7.0)	52%
Depreciation & Amortization	$3.0	$3.1	3%
% of Revenue	6%	5%
Fully Diluted Loss Per Share	($0.15)	($0.31)	52%

Millions
Services
Materials
Systems
& Other
Asia Pacific
North America

Redefining High Definition

2Q 2009 Revenue Mix By Category and Region
5
10
15
20
25
30
35
0
40
2009
2008
2009
2008
Europe
24%
47%
29%
$24.7
44%
41%
15%
$36.7
46%
44%
10%
$24.7
$36.7
25%
31%
44%

10000
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
Revenue ($000's)
40%
35%
30%
25%
20%
15%
10%
5%
0%
Gross Margin
2,647
2,266
2,368
3,581
2,279
6,296
6,752
5,976
4,961
4,842
16%
16%
23%
33%
38%
Q208
Q3 08
Q4 08
Q1 09
Q2 09
Maintenance & Warranty
Other
Gross Margin %

Redefining High Definition

Service Revenue Trends

2009			2008			
	$ Millions		% Revenue	$ Millions		% Revenue	Yr-Yr%
Systems	$	1.1	19%	$	2.3	20%	(52%)
Materials	$	7.1	60%	$	9.9	61%	(29%)
Services	$	2.7	38%	$	1.4	16%	92%
TOTAL	$	10.8	44%	$	13.6	37%	(20%)

Redefining High Definition

Second-Quarter 2009 Gross Profit Margin
($ Millions)
*NM = Not Meaningful
*Columns may not add due to rounding
❑ Items favorably affecting gross profit margin:
 ■ Supply chain efficiencies and cost reduction measures
 ■ Movement in 3Q 2008 of certain third-party logistics activities in-house
 ■ Reduction in field service costs
❑ Items negatively impacting gross profit margin:
 ❑ Overhead absorption on lower revenue
 ❑ Impact of the initial commercialization of the V-Flash® Desktop Printer

2009		2008		
	$ Millions	% Revenue	$ Millions	% Revenue	Yr-Yr%
Systems	$ 1.9	18%	$ 2.3	12%	(15%)
Materials	$ 13.8	62%	$ 20.2	65%	(32%)
Services	$ 5.6	36%	$ 3.8	21%	48%
TOTAL	$ 21.3	44%	$ 26.3	38%	(19%)

3D SYSTEMS
Redefining High Definition

Six Months 2009 Gross Profit Margin
($ Millions)
*NM = Not Meaningful
*Columns may not add due to rounding
❑ Items favorably affecting gross profit margin:
 ■ Supply chain efficiencies and cost reduction measures
 ■ Movement in 3Q 2008 of certain third-party logistics activities in-house
 ■ Reduction in field service costs
 ■ Sale of system upgrades
☐ Items negatively impacting gross profit margin:
 ❑ Overhead absorption on lower revenue
 ❑ Impact of the initial commercialization of the V-Flash® Desktop Printer

2009	2008	Yr-Yr % Favorable (Unfavorable)
SG&A	$ 8.8	$ 12.6	30%
Key Reductions:			
Labor Costs - $2.1			
Marketing Expenses - $0.5			
Discretionary Costs - $0.5			
Accounting Fees - $0.4			
Key Increase:			
Allowance for Bad Debt - ($0.3)			
R&D	$ 2.9	$ 3.6	20%
Total Operating Costs	$ 11.7	$ 16.1	28%

3D SYSTEMS
Redefining High Definition

Second-Quarter 2009 Operating Expenses
($ Millions)
Expect second half of 2009 SG&A to be in the range of $17-19 million and R&D in the range of $5-6 million.

2009	2008	Yr-Yr % Favorable (Unfavorable)
SG&A	$ 18.0	$ 25.6	30%
Key Reductions:			
Labor Costs - $4.0			
Discretionary Costs - $1.1			
Accounting Fees - $0.9			
Legal Fees - $0.6			
Advertising Expenses - $0.4			
Key Increase:			
Allowance for Bad Debt - ($0.6)			
R&D	$ 5.8	$ 7.2	20%
Total Operating Costs	$ 23.8	$ 32.8	28%

3D SYSTEMS
Redefining High Definition

Six Months 2009 Operating Expenses
($ Millions)
Expect second half of 2009 SG&A to be in the range of $17-19 million and R&D in the range of $5-6 million.

Days
132
101
73
67
Days Sales Outstanding

Redefining High Definition

Working Capital Management
40
60
80
100
120
140
160
Days Inventory On Hand
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
64
68
63
65
63
70
66
68
131
100
93
121
102
100
125
60

Inventory as of 12/31/08	**$ 21,018**
1Q 2009 Decrease	$ (1,123)
2Q 2009 Decrease	$ (787)
Inventory at 6/30/09	**$ 19,108**

Redefining High Definition

Inventory
($000’s)
We are continuing to focus on achieving additional inventory reductions.
❑ Inventory decrease from the fourth-quarter 2008 resulted from:
 ■ $1.9 million decrease in finished goods inventory
 ❑ Reduced materials inventory
 ❑ Reduced spare parts inventory

Cash as of 12/31/08	**$ 22,164**
1Q 2009 Increase	$ 1,253
2Q 2009 Increase	$ 612
Cash at 6/30/09	**$ 24,029**

3D SYSTEMS
Redefining **High** Definition

2009 Available Cash
❑ Available cash increased for the third consecutive quarter due to:
 ❑ Inventory reductions
 ❑ Cost reductions
 ❑ Improved cash management
❑ Operating activities provided $2.3 million cash
❑ No debt except for capital leases
Expect our capital expenditures for the second half of 2009 to be in the range of $0.5-1.5 million.

Progress Report
Abe Reichental
President & CEO

DREAM IT. DESIGN IT. V-FLASH IT.
Now you can communicate, illustrate and promote your designs to your colleagues, boss and customers with an actual real three-dimensional model of your idea at your fingertips.
The V-Flash Desktop Modeler enables you to be in charge of your project, show off your ideas, and deliver on time. Demonstrate the functionality after you have already completed successful iterations and testing without requesting and raising expenses for tooling or outsourcing.
www.modelin3D.com
Only $9,900
Technical Specifications
Warranty
Modeler Size & Weight
Max Build Size
Layer Thickness
Min Vertical Wall Thickness
Resolution
Power Requirements
Workstation Requirements
Regulatory Compliance
Supported by 3D Systems Recycling Center
BUILD HARD PLASTIC PARTS FAST.
Transform your designs into durable, tough three-dimensional models in hours and use them for functional testing, design verification, communication or many other applications. V-Flash Desktop Modeler builds accurate parts with smooth surface finishes for direct use and is also ideal for painting, gluing, drilling or plating.
SAVE TIME AND MONEY.
You can build extra large parts or numerous small and large parts at the same time with V-Flash Desktop Modeler's large build platform. The V-Flash Desktop Modeler smart cartridge maximizes material use and holds enough material for long, unattended production enabling builds overnight or through the weekend. And if needed, you can add material during the build without losing your part or damaging it. No additional accessories are required.
EXPERIENCE INSTANT PROTOTYPING.
Show off your ideas today and discover the power of instant prototyping at your fingertips. Build functional parts when you need them as you need them without outsourcing delays, expensive tooling and timely approvals. The V-Flash Desktop Modeler enables you to quickly and economically complete design iterations and verifications in-house. Dream it today, design it today and V-Flash it today.
IT IS EASY, FAST AND AFFORDABLE.
Do it yourself. V-Flash is a true desktop 3D Printer. It is compact, light weight and uses a regular power outlet. Just turn the V-Flash Desktop Modeler on and you are ready to transform your CAD designs directly into hard plastic parts.
Be productive. The V-Flash Desktop Modeler makes your job easier. It produces parts fast, unattended and ready to use. Create more parts faster than ever with the large build area and unmatched build speed of the V-Flash Desktop Modeler. With advanced onboard software and enhanced productivity tools, 3D printing will never stand in the way of your project deadlines.
Own your own. The V-Flash Desktop Modeler fits in your budget. It enables you to manage your designs and projects directly at your desk. No more expensive outsourcing, delays and rework.

Redefining High Definition

V-Flash® Desktop 3-D Printer Available For Purchase

7 hours 45 minutes
27 hours 42 minutes
Comparable Competitor
For a detailed competitive comparison visit www.modelin3d.com.
The “V” in V-Flash® Stands For Value
❑ Priced at 65% of a comparably equipped competitive model
❑ Builds 4 times faster with a 68% greater build volume
❑ Produces finer details, features and smoother walls
❑ Platform costs 20% less than comparable competitor’s platform

PRODUCTION QUALITY
COMPLEX METAL PARTS

DuraForm® FR 100 Plastic

Redefining High Definition

Revenue Growth Drivers
❑ We entered the second half of
 2009 with a stronger sales funnel.
❑ We anticipate continued growth of
 dental manufacturing solutions.
❑ We believe that sales of our
 expanding lineup of 3-D printers
 will continue to grow.
❑ We expect growth from our new
 MQast™ on-line service.
❑ We believe that new materials like
 our DuraForm® FR 100 will create
 additional part demand.

Looking Ahead: Revenue Outlook

❑ While the near-term economic outlook remains uncertain, we believe that market conditions may have begun to stabilize and our revenue decline may have bottomed out during the first
 quarter of this year.
❑ Based on historical performance, we expect that the third
 quarter might be a seasonally weak period, but qualitatively, we are observing some signs that conditions may improve.
❑ We anticipate slower materials’ revenue growth for the
 remainder of 2009.
❑ Notwithstanding continued upgrade sales, we expect service revenue to lag in its recovery behind systems and materials.
❑ We expect to benefit competitively from our new and expanded product portfolio and stronger financial position.

Looking Ahead: Operating Expenses And Cash
Should it become necessary as a result of further deterioration of the global economic conditions, we will take further actions to reduce operating expenses and conserve cash.

❑ We expect our gross profit margin to remain strong, notwithstanding lower revenue, and a negative 2-4 percentage point drag from initial V-Flash® shipments and adverse systems mix
☐ We expect SG&A to be in the range of $17-19 million for the second half of 2009
 ■ Inclusive of our anticipated higher litigation expenses for 2009
☐ We expect R&D spending for the second half of 2009 to be in the range of $5-6 million without impairing our pace and rate of planned new product introductions
☐ We anticipate our capital spending to be in the range of $0.5-1.5 million for the second half of 2009

Bottom Line
We remain committed to our long-term growth objectives
and are confident in our ability to provide value to our customers and stockholders.

❑ Our funnel of new opportunities for the remainder of 2009 is stronger.
❑ Our new lineup of 3-D Printers, 3rd Generation Direct Rapid
 Manufacturing Centers and Materials should help drive
 demand for our products.
❑ Our business model is built around significant, recurring
 revenue components that have begun to generate improved
 contribution margins.
❑ Given the progress we have made over the past three quarters, we are confident in our ability to execute on our growth
 plan.

Out of respect for other conference call
participants, please ask one question and then
return to the queue to ask additional questions.

Please direct all questions through the
teleconference portion of this call.

To ask questions:
 • Phone: 1-888-336-3485
 • International: 1-706-634-0653
 • Confirmation Code: 20863398
Question and Answer Session

A replay of this webcast will be
available approximately three
hours after the call on the 3D
Systems Investor Relations Web
site, www.3dsystems.com/ir.
Thank You For Participating